JARDINE FLEMING
CHINA REGION FUND, INC.

Annual Report
December 31, 1997

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-AR-97

F01-050  12/31/97

JARDINE FLEMING
CHINA REGION FUND, INC.

Contents

                                              Page

Objectives                                       1
______________________________________________________________

Management                                       1
______________________________________________________________

Market Information                               1
______________________________________________________________

Highlights                                       2
______________________________________________________________

Investment Review                                3
______________________________________________________________

Major Holdings                                   6
______________________________________________________________

Investment Portfolio                             8
______________________________________________________________

Statement of Assets and Liabilities             13
______________________________________________________________

Statement of Operations                         14
______________________________________________________________

Statements of Changes in Net Assets             15
______________________________________________________________

Financial Highlights                            16
______________________________________________________________

Notes to Financial Statements                   17
______________________________________________________________

______________________________________________________________

Report of Independent Accountants               21
______________________________________________________________

Dividend Reinvestment and Cash Purchase Plan    22
______________________________________________________________

Directors and Administration                    23
______________________________________________________________

Disclosure in the Annual Report                 24
______________________________________________________________


JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives

     Jardine Fleming China Region Fund, Inc. ("the Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.
     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
     The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong has reverted to Chinese sovereignty and Macau is slated to follow. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

Management

Jardine Fleming International Management, Inc. ("JFIM") is the investment management company appointed to advise on and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing approximately $17 billion in funds as of December 31, 1997, for both institutional and private clients.

Albert Kan is the portfolio manager of the Fund. Mr. Kan joined Jardine Fleming in 1997 as Assistant Director and portfolio manager specializing in Hong Kong and China. Previously, he was Chief Investment Officer of Europe Pacific Advisors, Ltd. where he focused on Hong Kong, China, Taiwan, Singapore, and Malaysia.

Market Information

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

o    The Wall Street Journal (daily)
o    The Asian Wall Street Journal (daily)
o    Reuters (page JFC)

The net asset value is published in

o    The Wall Street Journal under "Closed-End Funds" (every Monday)
o    The Asian Wall Street Journal under "Closed-End Funds" (every
     Monday)
o South China Morning Post in Hong Kong (first Thursday of every month)
o    Reuters (page JFC)

JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
                        December 31, 1997December 31, 1996
                                      US$              US$

Net Assets                 $107.5 million   $130.2 million
Net Asset Value Per Share          $11.81           $14.31
Final Dividend Per Share            $0.04            $0.02

Market Data

Share Price on the
   New York Stock Exchange          $9.75           $11.38
Discount to Net Asset Value        -17.4%           -20.5%

Total Return for the Year Ended December 31, 1997

Net Asset Value                    -17.2%
Share Price                        -13.9%
Hong Kong All Ordinaries Index     -19.3%
Credit Lyonnais Securities Asia
   All China B Index               -14.9%
Peregrine Greater China Index      -19.2%
JFC Benchmark Index*               -14.1%

Net Asset Value and Share Price vs. Target Index

                                         Peregrine Greater
        Net Asset Value   Share Price       China Index

7/16/92**   100.0           100.0             100.0
             99.78           98.33             89.81
            100.43           94.2              91.11
            100.94           80.0              79.15
            108.6            92.53             90.31
            111.05           96.67             91.95
12/92       109.29           93.02             90.21
            110.16           96.37             87.65
            117.49           98.85             97.55
            120.54          108.9              94.28
            125.48          118.95             97.84
            129.84          122.3              92.05
6/93        122.35          120.09             83.13
            120.67          116.73             77.96
            124.75          129.29             82.27
            128.39          126.81             84.74
            147.17          150.32            102.63
            156.34          166.71            113.9
12/93       188.96          187.39            128.98
            175.52          183.65            111.34
            158.91          148.41            103.16
            136.56          136.08             91.08
            132.14          134.18             87.3
            136.06          148.41             90.89
6/94        123.99          123.29             82.84
            130.78          126.47             87.48
            130.78          135.83             92.18
            132.98          129.56             94.14
            132.34          126.47             89.14
            124.35          110.76             80.63
12/94       115.72           94.29             72.23
            101.37           90.1              62.02
            108.27           98.48             66.92
            109.37           94.29             67.13
            105.33           90.1              63.43
            113.68          107.01             70.35
6/95        111.93           92.33             69.32
            116.08           95.51             73.64
            108.89           88.13             69.66
            112.85           94.42             68.82
            110.46           89.22             67.02
            104.65           85.02             64.06
12/95       103.54           84.52             63.34
            112.35          107.76             72.64
            113.37           95.08             73.99
            110.12           95.08             70.65
            111.7            96.18             68.52
            112.25           94.07             71.64
6/96        111.98           87.73             71.47
            110.21           81.39             71.69
            110.68           84.52             73.69
            112.16           85.62             74.73
            113.18           83.51             77.45
            125.79           90.86             89.15
12/96       132.84           95.25             97.43
            135.63           99.49             97.2
            138.13           99.49            101.37
            133.96           99.49             99.39
            148.44          106.94            107.3
            159.48          115.41            115.05
6/97        170.35          124.89            116.86
            178.89          130.22            124.14
            187.33          126.50            126.46
            167.65          124.38            114.07
            124.12           87.29             83.14
            107.96           84.67             74.89
12/97       110.00           82.89             78.70

     * This benchmark is composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; Taiwan Weighted Index, 10%.
     **  Commencement of operations.

Source: Jardine Fleming/Peregrine

JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review

Dear Fellow Shareholders:

     Nineteen ninety-seven proved to be a year of contrast for the Asian stock markets, with those of the China Region faring only marginally better than their Asian counterparts.

     The encouraging performance of most Asian stock markets in the first half of the year resulted in a beneficial performance for the Fund, with its net asset value registering a gain of 28.2%, as reported in the semiannual report. However, financial market activity in the second half has been considerably more turbulent across the whole of Asia and most notably within the Association of South East Asian Nations ("ASEAN"). The continuing deterioration in investor confidence, beginning in Thailand, led to pressure on the Thai currency with subsequent currency depreciations and stock market declines throughout the region. The effect of this unrest on the Fund was to reverse the encouraging first-half gain in the net asset value to a full-year decline of 17.2% as of December 31, 1997.

     The Fund's directors have been concerned at the lack of a suitable, comparative benchmark index against which to compare the Fund. Early in 1997, they established a benchmark currently composed of the Hong Kong All Ordinaries Index (60%); the Credit Lyonnais Securities Asia All China B Index (30%); and the Taiwan Weighted Index (10%). The directors propose to review these weightings on an annual basis and adjust them as required to best reflect future growth of the respective markets. During 1997, this JFC benchmark index declined 14.1% in U.S. dollars.

     In the early stages of the Southeast Asian economic crisis, it appeared that the markets of the Greater China Region were immune to this "Asian Flu." However, resilience was short-lived. As the structural economic problems of the ASEAN and other Asian countries escalated, so did the crisis, resulting in a meltdown of currencies and stock markets of almost unknown proportions across Thailand, Indonesia, the Philippines, and even Singapore. By September, the China Region was no longer exempt from Asia's turmoil. China's troubled neighbors added momentum to the downward market spiral as client redemptions forced European, Japanese, and Korean investors to become big sellers of China shares. In particular, China B shares were adversely affected, with the impact exaggerated by their illiquidity; the Shanghai B and the Shenzhen B indices registered falls of 16.6% and 32.1%, respectively, for calendar 1997. With respect to the Fund, the rapid pace at which the markets fell hindered the process of portfolio adjustment, making "damage control" that much more difficult.

     However, we must not fail to focus on the positive aspects of the year, which should be considered reassuring for long-term investors such as the Fund. First and foremost has been the improvement of China's political and economic outlook, which undoubtedly has helped to engender the smooth transition of sovereignty in Hong Kong.

     In the political arena, there is little doubt that China, under the leadership of President Jiang Zemin, is considered politically stable. This is exemplified by the calm that followed paramount leader Deng Xiaopeng's February demise. On the economic front, too, China's politicians have made significant progress in their attempts to boost economic efficiency and growth. This is clearly demonstrated by the 15th Communist Party Congress, which took place in September and where economic growth and restructuring of the State-Owned Enterprises were made the highest priorities in the Government's forthcoming agenda. Further, the likely appointment of Zhu Rongji as successor to Li Peng as the country's Premier, in March 1998, provides reassurance that China's present economic policies will be effectively continued.

     Recent economic indicators released by China are encouraging. The retail price index (RPI), the Government's target inflation indicator, continued to slow to 0.8% in 1997. This figure, below the Government's target, clearly demonstrates that inflation in China is under control. GDP growth has slowed to 8.8%, but is still considered buoyant in global terms. Finally, despite the devaluation of Asian currencies, we believe that China's trade surplus will continue to be positive and will compare favorably with the estimated U.S.$40 billion in 1997. This should add credence to Zhu Rongji's remark that China's currency, the remimbi, need not be devalued. These economic factors are conducive to further credit relaxation. As such, and despite having already cut interest rates by 110-150 basis points in October, we believe China will announce further interest rate cuts in the coming year. This bodes well for the longer-term outlook for the China stock markets.

     Despite this encouraging longer-term picture, the present investment stance of the Fund remains defensive, due principally to the risks in the regional environment and the immaturity of many China securities. The reduction in confidence in China over the past six months has caused some concern, which has been reflected in the subsequent collapse of share prices of some China plays (companies whose earnings are derived primarily from China). Since the end of the third quarter, the Fund has adopted a strategy of switching from China plays into Hong Kong blue chips with major China exposures, which protected the Fund from the sharp price declines of several former holdings. Portfolio weightings have, as a result, increased in those Hong Kong blue chip stocks that demonstrate quality management and major exposure to the China Region. Examples of such issues include Citic Pacific and China Light & Power, both of which are endeavoring to penetrate China's power sector. In addition, the investment strategy has been to acquire stocks that are trading at large discounts, and, in this regard, Hopewell Holdings was added to the portfolio. Accordingly, weightings in blue chips had increased to 30% by the end of December 1997.

     Among the red chip holdings-stocks listed in Hong Kong whose major shareholders are mainland Chinese companies-we have trimmed our positions with switches from China plays, such as China Everbright and China Merchants, into the more solid sector leaders, such as Shanghai Industrial Holdings. We have also raised our weightings in China Telecom due to its strong cash position, defensive earnings stream, and likelihood of further capital injections.

     Within China B shares, the Fund's largest position continues to be Shanghai's Huangshan Tourism Development, which is the monopoly operator of the Huangshan scenic area in central China. The Fund also holds Shanghai Dazhong Taxi due to its strong cash position and quality management. Among the H shares, we have focused mainly on infrastructure stocks such as Beijing Datang Power Generation and have substantially trimmed our weightings in both petrochemicals and iron and steel companies, given their vulnerability to dumping by Korean manufacturers.

     The Fund's holdings in Korean stocks were virtually eliminated before the meltdown. We are, however, actively searching for quality stocks in Taiwan but are hesitant to raise our weightings before the index falls to 7,500, given the relative higher valuation of the Taiwan market compared with Hong Kong and China.

     While the China Region will inevitably continue to be affected by turbulence from Southeast Asia, we believe it will be among the early gainers in the upturn. The progress in China's political and economic environment, as well as the likely relaxation of credit in China, will help to ensure that the Region is well equipped to stage a recovery. On balance, we remain positive on the long-term prospects of the China market and expect rewards for long-term investors committed to the China Region markets.

     In September, Mr. Albert Kan assumed responsibility as the Fund's portfolio manager, replacing Mr. Douglas Eu who has joined the Board of Directors. Mr. Kan has ten years' experience of portfolio management in the China region markets with major Asian-based investment houses. During the year, we welcomed Mr. Ng Yook Man, a local Hong Kong businessman, and Mr. Douglas Eu to the Board of Directors, and we sincerely thank Mr. A.B. Colayco and Mr. B.E. White, who resigned in November and January, respectively, for their services to the Board over the past five years.

Respectfully submitted,

Martin Barrow
President

January 30, 1998

JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings

At December 31, 1997
                                                   % of Net
                                                     Assets

Huangshan Tourism Development 'B'                     8.3

     The monopoly operator of the Huangshan (Yellow Mountain) area, one of China's premier scenic tourist sites. The area is frequented more by local tourists than international visitors due to the poor airline and road infrastructure. Huangshan collects an entrance fee from visitors and also operates most of the major hotels and cable car rides in the area.

Hutchison Whampoa                                     6.6

     One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from increased PRC exports.

New World Development                                 4.6

     Mainly engaged in property development and investment, infrastructure projects, and hotel operations in Hong Kong and the PRC. The infrastructure and property projects in the PRC include five toll roads and bridges, three power plants, and home ownership projects in Wuhan.

Hong Kong Telecommunications                          4.2

     The dominant fixed line and cellular network operator in Hong Kong. It has the best chance of gaining a lucrative position in China via relationships with its existing shareholder, the Ministry of Post and Telecommunications, particularly when China liberalizes its telecommunications market. The company's net cash position of $10 billion will also provide a cushion against the current high interest rate environment.

China Telecom                                         3.9

     Owns and operates cellular networks business with a combined 98% market share in Guangdong and Zhejiang, China's two richest provinces. With limited competition on the horizon, the company is expected to grow from 2.5 million subscribers in 1997 to 4.6 million subscribers by 1999. It is the only listed PRC telecommunication stock in Hong Kong and will be included in the Hang Seng Index by the end of January.

Shanghai Dazhong Taxi 'B'                             3.3

     Shanghai Dazhong Taxi is the second largest taxi operator in Shanghai with an 8% market share. The taxi business comprises about 70% of earnings. In addition, Dazhong is engaged in property development, property insurance, and owns a travel agency business.

Hopewell Holdings                                     3.0

     The original China play, Hopewell built and began the operation of a power station in China in 1988 and recently completed its first major highway in the country.

Cheung Kong Holdings                                  3.0

     One of Hong Kong's premier property companies with significant property developments in Hong Kong and in the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

Shanghai Industrial Holdings                          2.9

     The window company for the Shanghai government in Hong Kong. It is a diversified holding company with interests in cigarettes, infrastructure, auto parts, and cosmetics.

Heilongjiang Electric Power 'B'                       2.9

     Heilongjiang Electric Power is a supplier for electricity, servicing predominantly the northeastern provinces. It owns at present one hydroelectric power plant and two coal-fired plants.

Total Major Holdings                                 42.7

JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio
At December 31, 1997

                                     Holdings       Market
                                    (in shares       Value
Description                           or par)      (in US$)

Common Stocks (unless otherwise noted)

CHINA (30.3%)

Shanghai Equities (USD) (25.5%)

Autos & Transportation Equipment (0.9%)
*   Shanghai Diesel Engine 'B'      8,400,000   1,058,400

Chemicals (1.3%)
    Shanghai Tyre and Rubber 'B'    5,543,680   1,385,920

Electronics & Components (1.3%)
!*  Shanghai Refrigerator Compressor 'B'5,070,0001,409,460

Energy (2.0%)
*   Zhejiang Southeast Electric Power 'B'6,839,0002,202,158

Hotels & Tourism (11.6%)
!   Huangshan Tourism Development 'B'11,188,500 8,883,669
*   Shanghai Dazhong Taxi 'B'       4,776,000   3,572,448

                                               12,456,117

Machinery (1.5%)
*   Shanghai Zhenhua Port Machinery 'B'2,349,0001,616,112

Property & Real Estate (2.1%)
*   Shanghai Lujiazui Finance & Trade
         Zone Development 'B'       2,844,176   2,218,457

Textiles (1.9%)
    Shanghai Worldbest 'B'          3,950,000   1,998,700

Utilities (2.9%)
    Heilongjiang Electric Power 'B' 4,074,900   3,121,373

Total Shanghai Equities                        27,466,697

Shenzhen Equities (HKD) (4.8%)

Commercial & Industrial (1.9%)
    China Southern Glass 'B'        2,669,859     751,102

*   Shenzhen China Bicycles 'B'       557,403      91,354
    Wuxi Little Swan 'B'            1,150,000   1,196,154

                                                2,038,610

Energy (0.9%)
    Shenzhen Chiwan Petroleum Supply
         Base  'B'                  4,236,300     956,707

Steel (1.3%)
*   Bengang Steel Plates 'B'        6,200,000   1,376,178

Transportation Services (0.7%)
*   China Merchant Shekou Port
         Service 'B'                3,138,960     806,108

Total Shenzhen Equities                         5,177,603

TOTAL CHINA                                    32,644,300

HONG KONG (65.6%)


Autos & Transportation Equipment (2.1%)
    Qingling Motors 'H'             3,500,000   1,716,351
    Qingling Motors, CB, 3.50%,
         1/22/02 (USD)                549,000     495,473

                                                2,211,824

Banking & Financial Services (3.1%)
    HSBC Holdings                      81,200   2,001,445
    Kah Wah Bank                    1,505,000   1,320,687

                                                3,322,132

Building & Construction (0.6%)
*   Zhejiang Expressway 'H'         3,339,000     676,504

Chemicals (4.8%)

    China Merchants Holdings International1,372,0001,407,588
    Ngai Hing Hong                  1,800,000     232,288
    Shanghai Petrochemical 'H'      5,196,000     811,351
    Zhenhai Refining & Chemical 'H' 6,628,000   2,758,459

                                                5,209,686

Commercial & Industrial (2.0%)
    Pacific Concord Holdings        8,928,000   2,108,432

Conglomerates (14.5%)
*   Beijing Enterprises Holdings      566,000   1,453,530
    China Resources Enterprise      1,242,000   2,772,822
    Citic Pacific                     523,000   2,078,771
    Hutchison Whampoa               1,132,000   7,099,652
    Wharf Holdings                  1,001,000   2,196,025

                                               15,600,800

Consumer Manufacturing (5.4%)
    Guangdong Kelon Electrical
         Holdings 'H'               2,565,000   2,631,533
    Shanghai Industrial Holdings      840,000   3,121,951

                                                5,753,484

Food & Beverages (2.4%)
    China Foods Holdings            4,836,000   1,591,405
*   Tsingtao Brewery 'H'            4,092,000     955,803

                                                2,547,208

Machinery (1.9%)
*   First Tractor 'H'               3,454,000   2,083,811

Packaging (2.4%)
*   Concordia Paper Holdings ADR (USD)122,419      76,512
    Cosco Pacific                   3,074,000   2,499,187

                                                2,575,699

Property & Real Estate (11.1%)
    Cheung Kong Holdings              498,000   3,261,518
    Hopewell Holdings              13,127,000   3,269,468
    New World Development           1,431,000   4,949,129
    Top Glory International Holdings2,408,000     503,415

                                               11,983,530

Steel (0.7%)
    Maanshan Iron and Steel 'H'     6,382,000     708,288

Transportation Services (2.0%)
*   China Southern Airlines 'H'     4,238,000   1,093,819
*   Shenzhen Expressway 'H'         5,736,000   1,110,337

                                                2,204,156

Utilities (12.6%)
*   Beijing Datang Power Generation 'H'4,630,0002,121,112
    China Light & Power               488,500   2,710,737
*   China Telecom                   2,450,000   4,205,059
    Hong Kong Telecommunications    2,188,000   4,503,626

                                               13,540,534

TOTAL HONG KONG                                70,526,088

TIME DEPOSITS (1.6%)
    Citibank, N.A., 3.875%, 1/2/98 (HKD)8,800,0001,135,630
    Citibank, N.A., 4.375%, 1/2/98 (USD)550,000   550,000

TOTAL TIME DEPOSITS                             1,685,630

TOTAL INVESTMENTS
    (97.5% of Net Assets) (Cost $120,999,091) 104,856,018

Other assets less liabilities                   2,638,837

NET ASSETS                                    107,494,855

Aggregate cost is the same for Federal
    income tax purposes.

The aggregate unrealized gain (loss) for all securities is as follows:

Excess of market value over cost               12,149,464
Excess of cost over market value              (28,292,537)

Net unrealized loss                           (16,143,073)

   HKD   Hong Kong dollar
   USD   U.S. dollar
    CB   Convertible Bond
     *   Non-income producing
     !   Affiliated company

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities

At December 31, 1997

                                                 (in US$)

Assets

Investments at value (Note 2)
    Affiliated companies (Cost $4,166,749)     10,293,129
    Other companies (Cost $116,832,342)        94,562,889

Total investments in securities               104,856,018

Cash and foreign currencies                     2,089,695
Receivable for securities sold                    364,139
Restricted cash (Note 6)                          305,266
Dividends receivable                              252,602
Prepaid consultant fees                            34,794
Interest receivable                                19,844
Prepaid insurance premium                          13,345

Total Assets                                  107,935,703

Liabilities

Distributions payable (Note 2)                      3,861
Accrued expenses payable                          317,442
Due to investment adviser (Note 5)                119,545

Total Liabilities                                 440,848

Net Assets                                    107,494,855

Net assets consist of:

Common stock, $0.01 par value
    (100,000,000 shares authorized;
    9,101,372 shares issued and outstanding)       91,014
Paid-in capital                               136,030,145
Accumulated realized gain (loss) on investments
    and foreign currency transactions, net of
    distributions                             (12,476,376)
Accumulated net unrealized gain (loss) on
    investments, foreign currency holdings,
    and other assets and liabilities
    denominated in foreign currencies         (16,149,928)

Net Assets                                    107,494,855

Net Asset Value Per Share ($107,494,855/9,101,372)  11.81

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations

Year Ended December 31, 1997

                                                 (in US$)

Investment Income (Note 2)
Dividends (net of foreign taxes of $14,820)     2,149,999
Interest (net of foreign taxes of $2,516)         214,555

Total Investment Income                         2,364,554

Expenses

Investment advisory fee (Note 5)                1,763,228
Administration and accounting fees (Note 5)       305,792
Custodian fees                                    172,522
Directors' fee and expenses                       138,045
Other expenses                                     60,473

Total Expenses                                  2,440,060

Net Investment Loss                               (75,506)

Realized and Unrealized Gain (Loss) on
    Investments, Foreign Currency
    Holdings and Other Assets and
    Liabilities Denominated in Foreign
    Currencies:

Net realized gain (loss) on (Note 2)
    Investment transactions                    13,973,620
    Foreign currency transactions                (168,898)

Net change in unrealized gain (loss) on (Note 2)
    Investments                               (36,087,643)
    Foreign currency holdings and other assets
         and liabilities denominated in
         foreign currencies                        (6,781)

Net realized and unrealized loss on
    investments, foreign currency holdings
    and other assets and liabilities denominated
    in foreign currencies                     (22,289,702)

Net Decrease in Net Assets Resulting From Operations(22,365,208)

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets

                              Year Ended       Year Ended
                           December 31, 1997December 31, 1996
                               (in US$)         (in US$)

Increase (Decrease) in Net Assets
  Operations
     Net investment income      (75,506)          292,404
     Net realized gain on
       investment transactions13,973,620       (9,424,969)
     Net realized loss on foreign
       currency transactions   (168,898)          (19,180)
     Net change in unrealized
       gain (loss) on investments,
       foreign currency holdings
       and other assets and
       liabilities denominated
       in foreign currencies(36,094,424)       37,910,742

     Net increase (decrease) in
       net assets resulting
       from operations      (22,365,208)       28,758,997

Dividends to Shareholders:

     From net investment income
       (Note 2)                (364,032)         (182,014)

Total Increase (Decrease) in Net
  Assets                    (22,729,240)       28,576,983

  Net Assets:
  Beginning of period       130,224,095       101,647,112

  End of period             107,494,855       130,224,095

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights

                For the   For the  For the  For the   For the
              Year EndedYear EndedYear EndedYear EndedYear Ended
               December  December December December  December
               31, 1997  31, 1996 31, 1995 31, 1994   31,1993
               (In US$)  (In US$) (In US$) (In US$)  (In US$)

Per share operating performance

Net asset value,
  beginning of
     period    14.31     11.17     12.58     22.58    15.05
Offering costs
  charged to
  paid-in
  capital          -         -         -     (0.06)       -
               14.31     11.17     12.58     22.52    15.05

Net investment
  income       (0.01)     0.03      0.07      0.05     0.10
Net realized and
  unrealized gain
  (loss) on invest-
  ment and foreign
  currency-related
  transactions (2.45)     3.13     (1.39)    (8.51)   10.50

Total from investment
  operations   (2.46)     3.16     (1.32)    (8.46)   10.60

Less distributions
  Dividends from
     net invest-
     ment income(0.04)   (0.02)    (0.09)    (0.03)   (0.11)
  Distributions
     from capital
     gains         -         -         -     (1.45)   (1.62)

Total distri-
  butions      (0.04)    (0.02)    (0.09)    (1.48)   (1.73)

Net asset value,
  end of period11.81     14.31     11.17     12.58    23.92

Dilutive effect of
  fully subscribed
  rights offering
  (Note 4)         -         -         -         -    (1.34)*

Net asset value,
  end of period,
  giving effect to
  fully subscribed
  rights offering  -         -         -         -    22.58*

Market value, end
  of period     9.75     11.38     10.00     11.25    26.00

Total Investment Return
  Per share
     market
     value    (13.9%)    13.9%    (10.3%)   (52.5%)!  99.3%
  Per share net
     asset value(17.2%)  28.3%    (10.5%)   (38.9%)!  72.9%

RATIOS/SUPPLEMENTAL DATA

Net assets,
  end of
  period 107,494,855 130,224,095101,647,112114,523,459162,848,785

Ratio of expenses
  to average
  net assets   1.68%     2.18%     2.22%     2.01%     2.17%
Ratio of net
  investment
  income to
  average net
  assets      (0.05%)    0.26%     0.60%     0.35%     0.59%
Portfolio
  turnover
  rate       102.60%    44.40%    44.90%    71.20%    99.22%
Average
  commission
  rate
  paid#      $0.0020   $0.0015         -         -         -
Number of shares
  outstanding
  at end of
  period (in
  thousands)   9,101     9,101     9,101     9,101     6,807

  * Reflects the effect of fully subscribed rights offering completed January 5, 1994. The fund received net proceeds of approximately $42 million in exchange for 2,269,109 shares of common stock.
  ! Adjusted to exclude the dilutive effect of the rights offering completed January 5, 1994.
  #  Disclosure requirement effective in 1996; previous data unavailable.

See accompanying notes to financial statements.

JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements

December 31, 1997

1.   Organization and Capital

     Jardine Fleming China Region Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

     In connection with its initial organization and offering of shares, the Fund incurred $177,227 and $772,698 of organization and offering costs, respectively. The organization costs were amortized over a 60 month period from the date the Fund commenced operations. The offering costs were charged to capital.

2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)  Security Valuation

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii) U.S. Federal Income Taxes

         No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has unused realized capital loss carryforwards for federal income tax purposes of $7,825,208 which expire in 2004. Capital loss carryforwards utilized in 1997 amounted to $17,853,169. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income  $365,671
     Undistributed net realized gain       115,836
     Paid-in-capital                      (481,507)

iii) Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as "Affiliated
     Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

iv)  Foreign Currency Translation

     The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

     o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
     o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances.

     Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

v)   Distribution of Income and Gains

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

     Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

vi)  Other

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)  Foreign Transactions

         Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii) Other

         During the year ended December 31, 1997, the Fund made purchases of $143,052,123 and sales of $143,099,395 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4.   Rights Offering

     As of the close of business on December 8, 1993, the Fund issued to shareholders rights entitling the holders thereof to subscribe for an aggregate of 2,269,109 shares at a rate of one share of common stock for each three rights held. The subscription price per share was $19.50.

     The offer expired on January 5, 1994. At the expiration date the offer was fully subscribed and 2,269,109 shares were subsequently issued. Net proceeds (after sales loads and other expenses) received by the Fund aggregated approximately $42,000,000. The net asset value per share at December 31, 1993, assuming that the 2,269,109 shares had been issued as of that date, was $22.58.

5.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. The Adviser is an affiliate of the Fund.

     ii) T. Rowe Price Services, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At December 31, 1997, $47,660 was payable to the Administrator.

     iii)  During the year ended December 31, 1997, the Fund paid
           $100,389 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

6.   Restricted Cash

     As part of the arrangements for insuring the Fund, a letter of credit amounting to $305,266 was issued by Citibank N.A. in favor of the insurers. In return, the Fund pledged deposits amounting to $305,266 to Citibank N.A. as security for the letter of credit.

JARDINE FLEMING
CHINA REGION FUND, INC.

Report of Independent Accountants

To the Board of Directors and Shareholders of Jardine Fleming China Region Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund Inc. (the "Fund") at December 31, 1997, and results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Linthicum, Maryland

January 21, 1998

JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)   State Street Bank & Trust Company
     (the Plan Agent):
     P. O. Box 8200
     Boston, Massachusetts 02266-8200
     Telephone No: 800-426-5523 (toll free)

or

2)   T. Rowe Price Services, Inc.
     Telephone No: 800-638-8540 (toll free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration

Officers and Directors

Martin G. Barrow - Director and President
The Rt. Hon. The Earl of Cromer - Director
A. Douglas Eu - Director
Alexander R. Hamilton - Director
Henry H. Hopkins - Assistant Secretary
Alastair A. Macintosh - Secretary
Ng Yook Man - Director
Emmett J. Rice - Director
Mark B. E. White - Director and Treasurer

Investment Adviser

Jardine Fleming International Management, Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

Administrator

T. Rowe Price Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
U.S.A.

Custodian

Citibank N.A.
New York:
111 Wall Street, 16th Floor
New York, New York 10005
U.S.A.

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Hong Kong

Independent Accountants

Price Waterhouse LLP
1306 Concourse Drive
Suite 100
Linthicum, Maryland 21090
U.S.A.

Legal Counsel

Cleary, Gottlieb, Steen & Hamilton

New York:
1 Liberty Plaza, 43rd Floor
New York, New York 10006
U.S.A.

Hong Kong:
56th Floor, Bank of China Tower
1 Garden Road
Hong Kong

Registrar, Transfer Agent,
and Dividend Paying Agent

State Street Bank & Trust Company
P. O. Box 8200
Boston, Massachusetts 02266-8200
U.S.A.

JARDINE FLEMING
CHINA REGION FUND, INC.

Disclosure in the Annual Report

Advisory Council

At the inception of the Fund in July 1992, an Advisory Council composed of five members was established to provide advice to the Fund on economic and market conditions in the China Region. The Advisory Council served in a purely advisory capacity to the Fund and had no management or investment authority with respect to the assets of the Fund. Since the Council's inception, China Region markets have developed significantly, with an improved supply of market information available to the Fund. As a result, the Investment Adviser is capable of providing similar services as the Advisory Council without the need for the Fund to incur the additional cost of maintaining the Advisory Council. At a recent meeting of directors of the Fund, the directors were of the opinion that the availability of market information in the China Region markets has improved significantly to the extent that advice from the Advisory Council would not provide substantial additional benefit to the Fund. The directors, therefore, dissolved the Advisory Council on February 12, 1997.